Borrowings - Summary of Borrowings (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Short-term borrowings:
Bank loans	¥ 49,990	$ 7,661	¥ 0
Current portion of long-term borrowings	970	149	0
Total current borrowings	50,960	7,810	0
Long-term borrowings:
Bank loans	51,926	7,958	0
Total non-current borrowings	51,926	7,958	0
Total borrowings	¥ 102,886	$ 15,768	¥ 0